GMO TRUST

                         Supplement dated March 1, 1996
                                       to
                        Prospectus dated January 1, 1996


        Effective March 1, 1996 the Manager has voluntarily undertaken to reduce its management fee and to bear certain expenses of the Fund until further notice to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, extraordinary expenses (including taxes) and transfer taxes) would otherwise exceed 0.95% of the Fund's average daily net assets.

        Attached hereto is revised Expense Information that shows the impact of this agreement to reduce expenses.

PELICAN FUND
EXPENSE INFORMATION

        The following information is designed to help investors understand the various costs and expenses that investors in the Fund bear directly and indirectly. The expenses are based on annual expenses for the Fund's fiscal year ended February 28, 1995 but have been restated to reflect the fee reduction decribed in footnote 2, which is effective March 1, 1996. The table also includes a hypothetical illustration of the amount of operating expenses that would be incurred by an investor who purchases $1,000 of shares of the Fund and who redeems the investment at the end of the periods shown. The examples are not representations of past or future expenses, and actual expenses may be larger or smaller than those shown.




SHAREHOLDER TRANSACTION EXPENSES:

        Maximum Sales Load Imposed on Purchases                         None
        Maximum Sales Load Imposed on Reinvested Dividends              None
        Deferred Sales Load                                             None

REDEMPTION FEES: 1                                                      None
EXCHANGE FEES:                                                          None
ANNUAL FUND OPERATING EXPENSES:
                   (as a percentage of average net assets)
        Management Fee                                                  0.75%2
        Other Operating Expenses                                        0.20%

TOTAL FUND OPERATING EXPENSES:                                          0.95%2

        1 In order to discourage frequent large movements of money that might disrupt the Fund and adversely affect shareholders, the Fund may charge a redemption fee of 0.50% to corporate or institutional investors who make large redemptions over short periods. See "How to Redeem Shares".

        2 The Manager has voluntarily undertaken to reduce its management fee and to bear certain expenses with respect to the Fund until further notice to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, extraordinary expenses (including taxes), and transfer taxes) would otherwise exceed 0.95% of the Fund's average daily net assets. Absent such waiver, management fees for the Fund would be 0.90% and Total Fund Operating Expenses would be 1.10%.

EXAMPLE:
        You would pay the following expenses on a $1,000 investment, if you assume a 5 percent annual return (with or without a redemption at the end of each time period):

        One Year        $  10
        Three Years     $  30
        Five Years      $  53
        Ten Years       $ 117

        The example in the table above is for informational purposes only. Actual expenses of the Fund may vary significantly from the expenses assumed above.